Ryerson Quarterly Release Presentation Q2 2022 Exhibit 99.2

31 Important Information About Ryerson Holding Corporation These materials do not constitute an offer or solicitation to purchase or sell securities of Ryerson Holding Corporation (“Ryerson” or “the Company”) or its subsidiaries and no investment decision should be made based upon the information provided herein. Ryerson strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at https://ir.ryerson.com/financials/sec-filings/default.aspx. This site also provides additional information about Ryerson. Safe Harbor Provision Certain statements made in this presentation and other written or oral statements made by or on behalf of the Company constitute "forward-looking statements" within the meaning of the federal securities laws, including statements regarding our future performance, as well as management's expectations, beliefs, intentions, plans, estimates, objectives, or projections relating to the future. Such statements can be identified by the use of forward-looking terminology such as “objectives,” “goals,” “preliminary,” “range,” "believes," "expects," "may," "estimates," "will," "should," "plans," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. The Company cautions that any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements as a result of various factors. Among the factors that significantly impact our business are: the cyclicality of our business; the highly competitive, volatile, and fragmented metals industry in which we operate we operate; the impact of geopolitical events, including Russia's invasion of the Ukraine and global trade sanctions; fluctuating metal prices; our substantial indebtedness and the covenants in instruments governing such indebtedness; the integration of acquired operations; regulatory and other operational risks associated with our operations located inside and outside of the United States; impacts and implications of adverse health events, including the COVID-19 pandemic; work stoppages; obligations under certain employee retirement benefit plans; the ownership of a majority of our equity securities by a single investor group; currency fluctuations; and consolidation in the metals industry. Forward-looking statements should, therefore, be considered in light of various factors, including those set forth above and those set forth under "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2021, and in our other filings with the Securities and Exchange Commission. Moreover, we caution against placing undue reliance on these statements, which speak only as of the date they were made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events or circumstances, new information or otherwise. Non-GAAP Measures Certain measures contained in these slides or the related presentation are not measures calculated in accordance with generally accepted accounting principles (“GAAP”). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnotes. A reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures is included in the Appendix.

Q2 2022 Highlights Record diluted EPS of $5.10 and Adjusted diluted EPS of $5.31 on $1.74 billion of revenue Net Income1 of $196.4 million and Adjusted EBITDA, excluding LIFO of $224.2 million Repurchased $186.9 million in 8.50% Senior Secured Notes due 2028 (the "Notes") $47.7 million in shares repurchased, completing a $50 million share repurchase authorization fourteen months ahead of expiration Increased revolving credit facility to $1.3 billion and extended through June 2027  Reduced debt to $534 million and net debt2 to $492 million   Increased book value of equity3 to $851 million up from $706 million at March 31, 2022 Announced a third quarter 2022 dividend of $0.15 per share, a 20% increase from last quarter Approved a new $75 million share repurchase authorization, subsequent to the quarter-end Retired final $50 million outstanding in high-yield Notes, subsequent to the quarter 1 Net Income attributable to Ryerson Holding Corporation ; 2Net debt – Total debt less cash and cash equivalents; 3Book value of equity – Total assets minus total liabilities.

Shareholder Structure Improved 5.1 million share sell-down by controlling shareholder Platinum1 improves free float At March 31st Platinum owned 54% of Ryerson’s shares outstanding, with remaining 46% freely floated On May 13th Platinum sold 5.1 (24%) of their 21.0 million share stake reducing ownership to 43% 3.5 million shares sold to institutional investors, enlarging free float by 20% to 57% of shares outstanding  1.6 million shares were concurrently repurchased by Ryerson from Platinum for $47.7 million, reducing overall share count by 4% 1 Affiliates of Platinum Equity, LLC (“Platinum”)

Debt Opportunistically Retired Consistently driven down high-yield debt as part of financial transformation strategy Oversubscribed tender allowed for increased principal retirement through May ‘22 – from $75M to $132M Additionally repurchased $54M of principal in Q2 2022 Remaining $50M called at 103% in July 1Chart represents outstanding bond balance at end of indicated quarters 1

Revolving Credit Facility Extension and Amendment creates interest savings and flexibility Global liquidity increased to $894M in Q2’22 from $760M in Q1’22 Leverage maintained at historic low 0.5x Stronger Liquidity to Fund Operations and Investments Cash and Cash Equivalents Foreign Availability Cash for Partially Redeeming 2028 Senior Secured Notes North American Availability

Macro & Commodities Carbon steel and bright metals structurally higher despite slowing demand Commodity Prices Since Dec. 2017 U.S. Industrial Production U.S. ISM Purchasing Manager’s Index Sources: Bloomberg: prices through June 30, 2022; Futures prices as of July 12,2022; Federal Reserve, Industrial Production Index monthly year-over-year change; Bloomberg, U.S. Manufacturing PMI

RYERSON

Sequential Q2 2022 End-Market Trends

North American volumes impacted by some end-market deferred demand; partially offset by increases in Oil & Gas, Commercial Ground Transportation, and Metal Fabrication and Machine Shops

QoQ Volume		2021 Sales Mix[1]
↑	Metal Fab and Machine Shop	27%
↓	Industrial Equipment	18%
↑	Commercial Ground Transportation	13%
↓	Consumer Durable	10%
↓	Food & Ag	9%
↓	Construction/Heavy Equipment	9%
↓	HVAC	7%
↑	Oil & Gas	3%

Commentary

Despite slowing demand due to a combination of rising interest rates, continuing supply constraints, and inflationary pressure, our outlook remains positive based on positive momentum in key end-markets

Our base case is a gradual decrease in supply chain disruptions and commodity prices maintaining current trends at a structurally higher level, partially offset by market cyclicality and macro factors.

We acknowledge the uncertain potential impact of inflation, government policy, public health and geo-political events to our base-case.

[1] 2021 Sales Mix Excludes Other Industry Sectors which represent approximately 4% of Ryerson sales mix;
Sales Mix based on 2021 results as disclosed in Ryerson's Annual Report on Form 10-K for the year ended December 31, 2021

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Q3 2022 Guidance Ryerson anticipates a solid Q3 despite softening demand Net Sales Net Income1 Adj. EBITDA, excl. LIFO $1.45 - 1.55B $90 - 98M $110 - 120M Third quarter revenue guidance of $1.45B to $1.55B assumes: Average Selling Price decrease of 5% to 8% Shipments decrease of 4% to 6%  Diluted Earnings per Share 1 Net Income attributable to Ryerson Holding Corporation 2Diluted EPS of $2.50 represents the midpoint of our $2.40 - $2.60 guidance range. See Ryerson’s 8-K filed on August 3, 2022 2

Q2 2022 Selected Financial & Operating Metrics See Ryerson’s 8-K filed on August 3, 2022. 1Free Cash Flow Yield is calculated based on quarterly cash flow divided by period end market capitalization Q2 2022 Investment 2022 Projection $24M $100M Capital Investment Expenses Expenses / Sales +$8M +47 bps Expense Management Compared to Q1 2022 Inventory Days of Supply Cash Conversion Cycle 80 78 Asset Management Cash from operating activities Free Cash Flow Yield1 $86M 8.6% Cash Flow Investing in speed, value-add, automation and digitalization Expenses increased $7.6M, or 4.3%, sequentially Second quarter cash flow generation was driven by strong operating profit generation, despite an increase in working capital requirements The Company’s cash conversion cycle driven by a sequential increase days of supply

Ryerson has driven down net debt and fixed cash commitments as part of its financial transformation strategy, significantly reducing annual interest payments  2016 Refinance 2020 Refinance 2021 Q1 2022 Q2 2022 Principal Amount $650M $500M $300M $237M $50 Coupon 11.00% 8.50% 8.50% 8.50% 8.5% Annual Interest $71.5M $42.5M $25.5M $20.1M $4.3M Net debt decreased in the second quarter and Ryerson maintained a leverage ratio of 0.5x which is better than the low end of our long-term target range  In Q2 2022, redeemed $186.9M of 2028 Senior Secured Notes In July 2022, redeemed remaining $50M of 2028 Senior Secured Notes Reduced Net Debt ($M) Reduced Interest Exercising Optional Redemption Features 1Cash refers to cash, cash equivalents, and restricted cash from sale of property, plant & equipment Total debt   $1,153 $982 $740 $639 $551 $534 Cash1   ($23) ($59) ($61) ($51) ($45) ($42)

RYERSON

Capital Allocation Plan Drives Value

Driving accretive shareholder value through four key tenets

CAPEX

- $100M planned for 2022
- $74M on growth, modernization, value-add & intelligent systems

DIVIDENDS

- Competitive yield
- Q3 '22 dividend increased to $0.15/share

M&A

- Successful track record of M&A
- Accretive strategic bolt-ons
- Large turn around (CS&W)

SHARE REPURCHASE

- $50M authorized & repurchased
- $75M, 2-year repurchase program authorized

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Ryerson distributed its fourth quarterly cash dividend and completed ~1.6M in share repurchases. On August 3, 2022 the Board of Directors approved a fourth dividend increase, raising the Company’s third quarter dividend to $0.15 per share  $0.125 per Share Return of capital to investors and $47.7M  Share repurchases completed in Q2 2022 from the $50M authorized within 2-year period ending August 2023  Q2 22 Allocation: $0.150 per Share Return of capital to investors Q3 22 Announced:  Authorized 2-year, $75M share repurchase program; Ryerson’s dividend increase reflects the continued decrease in fixed cash commitments and legacy liabilities as well as management’s confidence in the future trajectory of the Company Capital Allocation Plan Update

1 Net Income attributable to Ryerson Holding Corporation; A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in the Appendix. See Ryerson’s 8-K filed on August 3, 2022 Q2 2022 Key Financial Metrics  Strong quarter with record EPS and balance sheet milestones afford for greater future investment Net Sales Gross Margin Net Income1 Diluted Earnings per Share Debt $1.74B 26.7% $196.4M $5.10 $533.5M -0.3% QoQ +320 bps QoQ +$32.8M QoQ +$0.93 QoQ -$17.8M QoQ Tons Shipped Gross Margin, excl. LIFO Adj. EBITDA excl. LIFO Adjusted Diluted Earnings per Share Net Debt 524k 22.5% $224.2M $5.31 $492.1M -0.8% QoQ -110 bps QoQ -$26.4M QoQ +$1.04 QoQ -$14.5M QoQ

Intelligent Network of Industrial Metals Service Centers Say “yes” culture ~100 company-operated locations Hundreds of “virtual” locations Dedicated logistics network Availability, speed, ease, consistency Advanced value-add Diversified (metals mix, 40k customers, 75k products) 24/7 e-commerce platform 180 years of continuous operations as an industry leader beginning in 1842 Great customer experiences at speed, scale and consistency $1.74B  Net Sales Q2 2022 $5.10  Diluted Earnings per Share Q2 2022

Appendix

Tons Sold (000’s) Quarterly Financial Highlights 1 Net Income attributable to Ryerson Holding Corporation A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in this Appendix Average Selling Price Per Ton Gross Margin & Gross Margin, excl. LIFO Adj EBITDA, excl. LIFO & Net Income Margin %1

Ryerson Book Value and Balance Sheet Transformation 12021 includes $12M of deferred pension contributions as allowed under the CARES Act; 2Q2 2022 represents Trailing Twelve Months figures; 3Avg. Competitor includes Klockner, Olympic, Reliance and Russel Fixed Cash Commitments 2 2 3 3 1

Non-GAAP Reconciliation: Quarterly Adjusted EBITDA, excl. LIFO 19

Adjusted Net Income Reconciliation Q2 2022 reported net income1 of $196.4 million reflects a $3.8 million gain on sales of assets and a $14.5 million cash loss on the early retirement of debt. Excluding these tax effected impacts of $2.7 million, adjusted earnings were $204.4 million in Q2 2022 1 Net Income attributable to Ryerson Holding Corporation

Non-GAAP Reconciliations: Net Debt (In millions) Q2 ’21 Q3 ’21 Q4 ’21 Q1 ’22 Q2 ’22 Total debt 600.9 672.6 639.3 551.3 533.5 Less: cash and cash equivalents (38.1) (39.9) (51.2) (44.7) (41.4) Net debt $562.8 $632.7 $588.1 $506.6 $492.1

31 Note: EBITDA represents net income before interest and other expense on debt, provision for income taxes, depreciation, and amortization. Adjusted EBITDA gives further effect to, among other things, reorganization expenses, gain on sale of assets, loss on retirement of debt, loss on pension settlement, and foreign currency transaction gains and losses. We believe that the presentation of EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), provides useful information to investors regarding our operational performance because they enhance an investor’s overall understanding of our core financial performance and provide a basis of comparison of results between current, past, and future periods. We also disclose the metric Adjusted EBITDA, excluding LIFO expense (income), to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), are three of the primary metrics management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of our business without the effect of U.S. generally accepted accounting principles, or GAAP, expenses, revenues, and gains (losses) that are unrelated to the day to day performance of our business. We also establish compensation programs for our executive management and regional employees that are based upon the achievement of pre-established EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), targets. We also use EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), to benchmark our operating performance to that of our competitors. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), do not represent, and should not be used as a substitute for, net income or cash flows from operations as determined in accordance with generally accepted accounting principles, and neither EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), is necessarily an indication of whether cash flow will be sufficient to fund our cash requirements. This release also presents gross margin, excluding LIFO expense (income), which is calculated as gross profit minus LIFO expense (income), divided by net sales. We have excluded LIFO expense (income) from gross margin and Adjusted EBITDA as a percentage of net sales metrics in order to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories as we do. Our definitions of EBITDA, Adjusted EBITDA, Adjusted EBITDA, excluding LIFO expense (income), gross margin, excluding LIFO expense (income), and Adjusted EBITDA, excluding LIFO expense (income), as a percentage of sales may differ from that of other companies. Adjusted Net income and Adjusted Earnings per share is presented to provide a means of comparison with periods that do not include similar adjustments. Non-GAAP Reconciliation 22